Putnam Equity Income Fund
The fund's portfolio
2/29/20 (Unaudited)

COMMON STOCKS (94.5%)(a)
	Shares	Value
Aerospace and defense (3.3%)
Northrop Grumman Corp.	764,395	$251,363,652
Raytheon Co.	828,719	156,263,255

		407,626,907
Airlines (0.7%)
Southwest Airlines Co.	1,855,238	85,693,443

		85,693,443
Auto components (0.7%)
Delphi Automotive PLC	1,167,807	91,217,405

		91,217,405
Automobiles (0.7%)
General Motors Co.	2,937,503	89,593,842

		89,593,842
Banks (12.4%)
Bank of America Corp.	13,910,679	396,454,352
Citigroup, Inc.	6,090,139	386,480,221
JPMorgan Chase & Co.	3,419,074	396,988,682
KeyCorp	3,951,991	64,615,053
PNC Financial Services Group, Inc. (The)	1,281,452	161,975,533
Wells Fargo & Co.	2,546,844	104,038,577

		1,510,552,418
Beverages (2.1%)
Keurig Dr Pepper, Inc.	1,104,203	30,785,180
Molson Coors Beverage Co. Class B	1,666,495	82,674,817
PepsiCo, Inc.	1,125,569	148,608,875

		262,068,872
Biotechnology (4.0%)
AbbVie, Inc.	2,009,127	172,202,275
Amgen, Inc.	805,483	160,879,120
Regeneron Pharmaceuticals, Inc.(NON)	327,400	145,552,218

		478,633,613
Building products (2.0%)
Fortune Brands Home & Security, Inc.	1,793,210	110,730,718
Johnson Controls International PLC	3,438,280	125,737,900

		236,468,618
Capital markets (3.1%)
Apollo Global Management, Inc.	2,292,800	95,518,048
Charles Schwab Corp. (The)	1,781,927	72,613,525
Goldman Sachs Group, Inc. (The)	533,635	107,137,899
State Street Corp.	1,394,928	95,008,546

		370,278,018
Chemicals (3.2%)
Air Products & Chemicals, Inc.	546,539	120,025,430
Albemarle Corp.	862,600	70,603,810
Dow, Inc.	3,562,037	143,941,915
DuPont de Nemours, Inc.	719,811	30,879,892
Sherwin-Williams Co. (The)	44,012	22,743,201

		388,194,248
Commercial services and supplies (—%)
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $52) (Private) (Germany)(NON)(F)(RES)	39	32
New Middle East Other Assets GmbH (acquired 8/2/13, cost $21) (Private) (Germany)(NON)(F)(RES)	16	13

		45
Communications equipment (1.0%)
Cisco Systems, Inc.	3,151,932	125,856,645

		125,856,645
Consumer finance (0.8%)
Capital One Financial Corp.	935,447	82,562,552
Oportun Financial Corp. (acquired various dates from 2/6/15 to 9/19/19, cost $19,315,471) (Private)(NON)(F)(RES)	662,124	13,228,244

		95,790,796
Diversified telecommunication services (2.0%)
AT&T, Inc.	5,011,395	176,501,332
Verizon Communications, Inc.	1,270,173	68,792,570

		245,293,902
Electric utilities (5.2%)
American Electric Power Co., Inc.	2,143,817	191,357,105
Edison International	1,253,074	84,194,042
Exelon Corp.	4,234,631	182,554,942
NRG Energy, Inc.	5,318,158	176,616,027

		634,722,116
Electrical equipment (0.9%)
Eaton Corp. PLC	1,183,390	107,357,141

		107,357,141
Energy equipment and services (0.3%)
Halliburton Co.	1,932,231	32,770,638

		32,770,638
Entertainment (0.9%)
Activision Blizzard, Inc.	1,781,908	103,582,312

		103,582,312
Equity real estate investment trusts (REITs) (3.7%)
American Tower Corp.	922,687	209,265,412
Boston Properties, Inc.	685,463	88,383,599
Gaming and Leisure Properties, Inc.	3,327,816	148,653,541

		446,302,552
Food and staples retail (4.9%)
BJ's Wholesale Club Holdings, Inc.(NON)(S)	4,383,809	84,432,161
Kroger Co. (The)	5,142,836	144,667,977
Walgreens Boots Alliance, Inc.	1,165,641	53,339,732
Walmart, Inc.	2,859,899	307,953,924

		590,393,794
Health-care equipment and supplies (1.7%)
Baxter International, Inc.	1,527,700	127,517,119
Danaher Corp.	543,670	78,603,809

		206,120,928
Health-care providers and services (1.7%)
Cigna Corp.	1,100,560	201,336,446

		201,336,446
Hotels, restaurants, and leisure (1.1%)
Hilton Worldwide Holdings, Inc.	1,335,085	129,770,262

		129,770,262
Household durables (0.8%)
HC Brillant Services GmbH (acquired various dates from 8/2/13 to 8/31/16, cost $52) (Private) (Germany)(NON)(F)(RES)	78	65
PulteGroup, Inc.	2,471,484	99,353,657

		99,353,722
Household products (1.5%)
Procter & Gamble Co. (The)	1,602,398	181,439,526

		181,439,526
Industrial conglomerates (1.0%)
General Electric Co.	2,783,220	30,281,434
Honeywell International, Inc.	549,592	89,127,335

		119,408,769
Insurance (3.2%)
American International Group, Inc.	2,888,924	121,797,036
Assured Guaranty, Ltd.	4,112,556	167,833,410
Hartford Financial Services Group, Inc. (The)	1,874,634	93,637,968

		383,268,414
IT Services (1.1%)
DXC Technology Co.	229,172	5,525,337
Fidelity National Information Services, Inc.	901,927	126,017,240

		131,542,577
Machinery (0.5%)
Stanley Black & Decker, Inc.	454,678	65,337,229

		65,337,229
Media (2.9%)
Charter Communications, Inc. Class A(NON)	382,665	188,718,898
Comcast Corp. Class A	4,051,729	163,811,403

		352,530,301
Metals and mining (0.4%)
Freeport-McMoRan, Inc. (Indonesia)	5,187,634	51,668,835

		51,668,835
Mortgage real estate investment trusts (REITs) (0.3%)
MFA Financial, Inc.	5,004,410	36,181,884

		36,181,884
Multi-utilities (0.1%)
Ameren Corp.	151,991	12,007,289

		12,007,289
Oil, gas, and consumable fuels (7.4%)
BP PLC (United Kingdom)	20,022,424	103,712,249
ConocoPhillips	3,096,493	149,932,191
Enterprise Products Partners LP	4,683,600	109,315,224
EOG Resources, Inc.	691,863	43,767,253
Exxon Mobil Corp.	2,754,936	141,713,908
Marathon Oil Corp.	4,264,869	35,313,115
Occidental Petroleum Corp.	503,071	16,470,545
ONEOK, Inc.	1,246,400	83,159,808
Ovintiv, Inc.	1,408,082	16,270,704
TOTAL SA (France)	2,009,936	86,124,721
Valero Energy Corp.	1,599,248	105,950,180

		891,729,898
Pharmaceuticals (7.0%)
AstraZeneca PLC ADR (United Kingdom)	3,600,203	157,688,891
Eli Lilly & Co.	1,293,931	163,203,517
Johnson & Johnson	1,840,440	247,502,371
Merck & Co., Inc.	2,374,888	181,821,425
Pfizer, Inc.	2,734,976	91,402,898

		841,619,102
Road and rail (1.4%)
Union Pacific Corp.	1,023,665	163,591,904

		163,591,904
Semiconductors and semiconductor equipment (3.2%)
Intel Corp.	1,981,657	110,021,597
NXP Semiconductors NV	582,477	66,221,810
Qualcomm, Inc.	1,738,074	136,091,194
Texas Instruments, Inc.	661,636	75,519,133

		387,853,734
Software (3.7%)
Microsoft Corp.	2,761,772	447,434,682

		447,434,682
Specialty retail (0.9%)
Home Depot, Inc. (The)	500,954	109,127,819

		109,127,819
Technology hardware, storage, and peripherals (1.0%)
Apple, Inc.	449,029	122,746,567

		122,746,567
Thrifts and mortgage finance (1.1%)
Radian Group, Inc.	6,124,892	130,092,706

		130,092,706
Trading companies and distributors (0.6%)
United Rentals, Inc.(NON)	564,894	74,837,157

		74,837,157

Total common stocks (cost $8,600,126,870)		$11,441,397,076

CONVERTIBLE PREFERRED STOCKS (0.7%)(a)
	Shares	Value
Danaher Corp. 4.75% cv. pfd.(S)	60,921	$67,074,021
Stanley Black & Decker, Inc. $5.25 cv. pfd.(S)	144,341	13,514,645

Total convertible preferred stocks (cost $75,514,336)		$80,588,666

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (—%)(a)
	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (—%)
Government National Mortgage Association Pass-Through Certificates 3.00%, 11/20/49(i)	$232,271	$239,565

		239,565

Total U.S. government and agency mortgage obligations (cost $239,565)		$239,565

U.S. TREASURY OBLIGATIONS (—%)(a)
	Principal amount	Value
U.S. Treasury Inflation Index Notes 0.875%, 1/15/29(i)	$920,091	$1,015,556
U.S. Treasury Notes
2.25%, 4/30/21(i)	30,000	30,642
2.125%, 8/15/21(i)	9,000	9,156
1.75%, 2/28/22(i)	321,000	329,192
1.625%, 9/30/26(i)	177,000	184,933
1.50%, 1/31/22(i)	122,000	123,509

Total U.S. treasury obligations (cost $1,692,988)		$1,692,988

SHORT-TERM INVESTMENTS (4.9%)(a)
		Principal amount/ shares	Value
Atlantic Asset Securitization, LLC asset backed commercial paper 1.622%, 3/16/20		$46,610,000	$46,574,189
Barclays Bank PLC CCP asset backed commercial paper 1.707%, 5/8/20		40,000,000	39,873,456
DNB Bank ASA commercial paper 1.612%, 3/17/20		50,000,000	49,962,075
Gotham Funding Corp. asset backed commercial paper 1.612%, 3/13/20		35,000,000	34,977,950
Manhattan Asset Funding Co., LLC asset backed commercial paper 1.632%, 3/5/20		25,000,000	24,993,017
Matchpoint Finance PLC asset backed commercial paper 1.658%, 3/20/20		30,000,000	29,971,965
Putnam Cash Collateral Pool, LLC 1.78%(AFF)	Shares	27,303,775	27,303,775
Putnam Short Term Investment Fund 1.74%(AFF)	Shares	241,548,157	241,548,157
Regency Markets No. 1, LLC asset backed commercial paper 1.652%, 3/16/20		$25,000,000	24,980,438
Regency Markets No. 1, LLC asset backed commercial paper 1.662%, 3/4/20		25,000,000	24,994,188
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.53%(P)	Shares	3,058,000	3,058,000
U.S. Treasury Bills 1.889%, 3/12/20		$1,216,000	1,215,502
U.S. Treasury Bills 1.554%, 4/2/20		436,000	435,476
U.S. Treasury Bills 1.618%, 4/9/20		8,592,000	8,579,346
U.S. Treasury Bills 1.603%, 4/16/20(SEG)		5,300,000	5,290,972
U.S. Treasury Bills 1.574%, 5/21/20		440,000	438,757
U.S. Treasury Bills 1.551%, 6/4/20		3,758,000	3,745,707
U.S. Treasury Bills 1.559%, 6/11/20(SEG)		4,204,000	4,189,549
U.S. Treasury Bills 1.569%, 6/18/20		40,000	39,851
Victory Receivables Corp. asset backed commercial paper 1.632%, 3/6/20		15,000,000	14,995,214

Total short-term investments (cost $587,175,264)			$587,167,584
TOTAL INVESTMENTS

Total investments (cost $9,264,749,023)			$12,111,085,879

	FORWARD CURRENCY CONTRACTS at 2/29/20 (aggregate face value $378,908,475) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		Euro	Sell	3/18/20	$14,902,156	$15,045,515	$143,359
	Barclays Bank PLC
		British Pound	Sell	3/18/20	136,486,055	138,152,811	1,666,756
	Citibank, N.A.
		Canadian Dollar	Sell	4/15/20	1,276,232	1,978,300	702,068
	Goldman Sachs International
		British Pound	Sell	3/18/20	124,830,547	126,350,198	1,519,651
		Canadian Dollar	Buy	4/15/20	1,279,063	671,051	608,012
		Euro	Sell	3/18/20	50,135,851	50,614,892	479,041
	State Street Bank and Trust Co.
		Euro	Sell	3/18/20	45,659,193	46,095,708	436,515

	Unrealized appreciation						5,555,402

	Unrealized (depreciation)						—

	Total						$5,555,402
*	The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 2/29/20 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
S&P 500 Index E-Mini (Long)	441	$65,140,551	$65,071,755	Mar-20	$(5,874,941)

Unrealized appreciation					—

Unrealized (depreciation)					(5,874,941)

Total					$(5,874,941)

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from December 1, 2019 through February 29, 2020 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $12,101,215,451.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $13,228,354, or 0.1% of net assets.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 11/30/19	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 2/29/20
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$53,267,235	$246,359,141	$272,322,601	$196,253	$27,303,775
	Putnam Short Term Investment Fund**	243,365,696	259,400,000	261,217,539	1,193,227	241,548,157

	Total Short-term investments	$296,632,931	$505,759,141	$533,540,140	$1,389,480	$268,851,932
* No management fees are charged to Putnam Cash Collateral Pool, LLC. There were no realized or unrealized gains or losses during the period.
# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $27,303,775, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $26,123,019.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $2,957,241.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.
(i)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Futures contracts: The fund used futures contracts to equitize cash.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as“variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$701,406,515	$—	$—
Consumer discretionary	519,062,985	—	65
Consumer staples	1,033,902,192	—	—
Energy	734,663,566	189,836,970	—
Financials	2,512,935,992	—	13,228,244
Health care	1,727,710,089	—	—
Industrials	1,260,321,168	—	45
Information technology	1,215,434,205	—	—
Materials	439,863,083	—	—
Real Estate	446,302,552	—	—
Utilities	646,729,405	—	—

Total common stocks	11,238,331,752	189,836,970	13,228,354
Convertible preferred stocks	13,514,645	67,074,021	—
U.S. government and agency mortgage obligations	—	239,565	—
U.S. treasury obligations	—	1,692,988	—
Short-term investments	244,606,157	342,561,427	—

Totals by level	$11,496,452,554	$601,404,971	$13,228,354
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$5,555,402	$—
Futures contracts	(5,874,941)	—	—

Totals by level	$(5,874,941)	$5,555,402	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Futures contracts (number of contracts)	300
Forward currency contracts (contract amount)	$466,800,000

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com